Exhibit 10.2

AMENDMENT TO REAL ESTATE PURCHASE

AND SALE AGREEMENT

THIS AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of February 1, 2019, by and between SIGNATURE HOLDINGS, LLC, WRG INVESTMENTS, LLC, FOSTER SIGNATURE INVESTMENTS, LLC, AND LONE OAK RUN INVESTMENT HOLDINGS, LLC (collectively, “Seller”), and REVEN HOUSING FUNDING 2, LLC, a Delaware limited liability company (“Buyer”).

RECITALS:

WHEREAS, Seller and Buyer are parties to that certain Real Estate Purchase and Sale Agreement November 28, 2018 (the “Contract”), pursuant to which Seller agreed to sell to Buyer certain real property consisting of 45 single family homes in the State of Oklahoma, as more particularly described in the Contract, together with all of the improvements and structures located thereon, any heating and ventilating systems and other fixtures located therein or thereon, and all rights, interests, benefits, privileges, easements and appurtenances to the land and the Improvements, if any (collectively, the “Premises”);

WHEREAS, Buyer previously purchased 27 of the single family homes comprising the Premises; and

WHEREAS, Seller and Buyer desire to amend the Contract in certain respects, all as more particularly described hereinbelow.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Contract, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, Seller and Buyer hereby agree as follows:

1.       Seller and Buyer hereby stipulate and agree that, of the 18 single family homes comprising the Premises that have not been previously acquired by Buyer, six (6) of such single family homes are being excluded from the transaction contemplated under the Contract, and those certain one (1) single family homes identified and generally described on Exhibit A attached to this Amendment (the “Remaining Homes”), together with all of the Improvements (as defined in the Contract), any heating and ventilating systems and other fixtures located therein or thereon, and all rights, interests, benefits, privileges, easements and appurtenances to the land and the Improvements, if any, remain to be purchased by Buyer under the Contract.

2.       The Contract is hereby amended to provide that the Purchase Price for the Remaining Homes shall mean $178,799.00, subject to adjustments in accordance with the provisions of the Contract.

3.       Notwithstanding anything contained in the Contract to the contrary, Buyer shall have the right to designate Reven Housing REIT OP, LP (“Affiliate”), which is an affiliate of Buyer, as the party to acquire title to the certain single family home indicated on Exhibit A attached hereto, in which event all documents to be delivered by Seller and Buyer with respect to the closing of such single family home, including without limitation, the deed to be delivered by Seller, shall be for the benefit of Affiliate.

4.       All capitalized terms found in the Contract shall have the same meaning when used in this Amendment. This Amendment may be executed by facsimile or electronic signatures, which for all purposes shall be deemed to constitute originals. In addition, this Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

5.       Except as amended hereby, all terms and provisions of the Contract are and remain in full force and effect as therein written and are reinstated, ratified, and/or confirmed if and to the extent required to affirm the continuing validity of the Contract.

6.       In the event of a conflict between the terms of this Amendment and those of the Contract, the terms of this Amendment shall govern and control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

SELLER

SIGNATURE HOLDINGS, LLC

By:	/s/ Richard Foster
Richard Foster
Manager

WRG Investments, LLC

By:	/s/ Richard Foster
Richard Foster
Manager

Foster Signature Investments, LLC

By:	/s/ Richard Foster
Richard Foster
Manager

Lone Oak Run Investment Holdings, LLC

By:	/s/ Richard Foster
Richard Foster
Manager

BUYER

REVEN HOUSING FUNDING 2, LLC,
a Delaware limited liability company

By:	/s/ Chad Carpenter
Chad Carpenter
Chief Executive Officer